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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 18, 1999



                         Commission File Number: 0-18976


                          CELTRIX PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



           DELAWARE                                        94-3121462
(State or other jurisdiction                           (I.R.S. Employer
 of incorporation or organization)                       Identification No.)



           2033 Gateway Place, Suite 600, San Jose, CA 95110 (Address of principal executive offices and zip code)


                  Registrant's Telephone Number: (408) 988-2500



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ITEM 5.    OTHER EVENTS

        On March 18, 1999, Celtrix Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced Celtrix's Third Quarter Results. Further details regarding this announcement are contained in the Company's news release dated March 18, 1999, attached as exhibit hereto and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)   EXHIBITS

Exhibit 21   Celtrix Pharmaceuticals, Inc. News Release dated March 18, 1999.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.










                                 CELTRIX PHARMACEUTICALS, INC. (Registrant)


Date: March 18, 1999             By: /s/ DONALD D. HUFFMAN
                                 ----------------------------------------------
                                 Donald D. Huffman
                                 Vice President, Finance & Administration Chief
                                 Financial Officer (Duly authorized principal
                                 financial and accounting officer.)


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                          CELTRIX PHARMACEUTICALS, INC.
                                INDEX TO EXHIBITS


  Exhibit Number
  --------------
   Exhibit 21       Celtrix Pharmaceuticals, Inc. Press Release
                    dated March 18, 1999.

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